                                                                     EXHIBIT 4.3
                       FORM OF COMMON STOCK CERTIFICATE


     This Certifies that _______________________________________________ is the
owner                        (SEE REVERSE FOR CERTAIN DEFINITIONS)
of ________________________ Shares of the Common Stock of fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this ___________________________ day of __________________________ A.D.
19___.


-----------------------------------          -----------------------------------
       SECRETARY/TREASURER                                PRESIDENT

                            REVERSE OF CERTIFICATE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common               UNIF GIFT MIN ACT --............Custodian............under
     TEN ENT  --  as tenants by the entireties                                        (Cust)              (Minor)
     JT TEN   --  as joint tenants with right of survivorship          Uniform Gifts to Minors Act................
                  and not as tenants in common                                                        (State)
                              Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------
                                        ----------------------------------------

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Dated _____________ 19__

    In presence of

                                        --------------------------------

------------------------------------

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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                    PASTE CANCELLED CERTIFICATE IN THIS SPACE

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                          CERTIFICATE No._____________

FOR _____________________________________________________________________ SHARES

                                    ISSUED TO

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DATED ____________________________________________________________________ 19__


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                       TRANSFER FROM ORIGINAL ISSUE BELOW
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FROM WHOM TRANSFERRED:


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DATED ____________________________________________________________________ 19__
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                                                         NO. OF SHARES
  NO. ORIGINAL CERTIFICATE      NO. ORIGINAL SHARES       TRANSFERRED
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                      RECEIVED CERTIFICATE No._____________

FOR _____________________________________________________________________ SHARES

THIS _______________ DAY OF ________________ _____________________  19__________


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                  TRANSFER DETAILS FOR SURRENDERED CERTIFICATES
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                                            NO. OF SHARES        NO. OF NEW
   NEW CERTIFICATES ISSUED TO:               TRANSFERRED        CERTIFICATES
                                            -------------       -------------


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